HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT ELEVEN

333-72042                                                   HV-4899 - PremierSolutions New Jersey Institutions of Higher Education

Supplement dated December 7, 2016 to your Prospectus

FUND LIQUIDATION

MASSMUTUAL SELECT DIVERSIFIED INTERNATIONAL FUND – CLASS R4

The Board of Trustees of the MassMutual Select Funds has approved a Plan of Liquidation and Termination pursuant to which it is expected that the MassMutual Select Diversified International Fund (the “Fund”) will be dissolved.  Effective on or about April 28, 2017 (the “Termination Date”) the Fund will liquidate.

Please note that prior to the Termination Date, the Fund may hold most or all of its assets in cash or cash equivalent and therefore may not be able to meet its investment objective.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.